TARGET PORTFOLIO TRUST
Large Capitalization Growth Portfolio

Supplement dated September 18, 2012

to the Prospectus, Summary Prospectus and Statement of Additional Information (SAI)

dated February 24, 2012

On September 13, 2012, the Board of Trustees of Target Portfolio Trust (the “Trust”) approved the addition of Brown Advisory, LLC (“Brown Advisory”) as a third subadviser for Large Capitalization Growth Portfolio (“LCG” or the “Portfolio” or the “Fund”). Marsico Capital Management, LLC (“Marsico”) and Massachusetts Financial Services Company (“MFS”) are the Portfolio’s current subadvisers and will continue to be subadvisers for the Portfolio along with Brown Advisory. The addition of Brown Advisory will be effective on or about November 2, 2012. Allocation of assets between or among subadvisers is subject to change in the sole discretion of the Manager.

To reflect the changes described above, the following will be incorporated to the Trust’s Prospectus and SAI as follows:

Prospectus

1. The table in the Prospectus under the caption “Summary – Large Capitalization Growth Portfolio - Management of the Portfolio” is amended to insert the following:

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Brown Advisory, LLC	Kenneth M. Stuzin, CFA	Partner & Portfolio Manager	November 2012

2. The section of the Prospectus under the caption “How the Trust Is Managed – Investment Subadvisers – Large Cap Growth Portfolio” is amended to insert the following:

Large Cap Growth Portfolio

Marsico Capital Management, LLC (Marsico) and Massachusetts Financial Services Company (MFS) and Brown Advisory, LLC (Brown Advisory), are the subadvisers for the Large Cap Growth Portfolio.

Brown Advisory, LLC (“Brown Advisory”) is an independent investment firm headquartered at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. Brown Advisory was founded in 1993 as an affiliate of Alex. Brown & Sons, a leading investment bank focused on growth companies, and underwent a management-led buyout in 1998. Brown Advisory managed approximately $24.4 billion in assets as of June 30, 2012.

Brown Advisory has served as a subadviser to the Portfolio since November 2012.

3. The section of the prospectus describing the subadvisers under the caption “How The Trust is Managed-Investment Subadvisers-Large Cap Growth Portfolio” is amended to insert the following:

1

Brown Advisory, LLC

Kenneth M. Stuzin, CFA, is a Partner at Brown Advisory and is responsible for managing Brown Advisory’s large-cap growth portfolios. Prior to joining Brown Advisory in 1996, he was a Vice President and Portfolio Manager at J.P. Morgan Investment Management in Los Angeles, where he was a U.S. Large-Cap Portfolio Manager. Prior to this position, Mr. Stuzin was a quantitative Portfolio Strategist in New York, where he advised clients on capital markets issues and strategic asset allocation decisions. Mr. Stuzin received his BA and MBA from Columbia University in 1986 and 1993, respectively.

4. The section of the prospectus under the caption “How the Portfolios Invest, the sub-section entitled “Investment Objectives and Policies - Large Cap Growth and Small Cap Growth Portfolios” is revised by deleting the first sentence of the second paragraph and replacing it with the following :

Each of the Portfolios is managed by two or more subadvisers.

Statement of Additional Information

1. The subadvisory fees paid by PI in the table in Part I of the Statement of Additional Information under the caption “Management and Advisory Arrangements – Subadvisory Arrangements” is amended to adding reference to Brown Advisory as follows:

Subadvisory Fees Paid by PI: Large Capitalization Growth Portfolio
Portfolio Name	Subadviser	2011	2010	2009
Large Capitalization Growth	Brown Advisory, LLC*	---	---	---

* The subadviser commenced its duties after December 31, 2011, and thus no fee information is shown in the above table for this firm.

2. The subadvisory fee rates table and notes in Part I of the Statement of Additional Information under the caption “Management and Advisory Arrangements – Subadvisory Arrangements – Subadvisors and Subadvisory Fee Rates” is amended by adding reference to Brown Advisory as follows:

Subadvisors and Subadvisory Fee Rates
Fund Name	Subadviser	Fee Rate
Large Capitalization Grown	Brown Advisory, LLC	Fee rate after implementation 0.30% of average daily net assets up to $500 million; 0.25% of the next $500 million; 0.20% over $1 billion.

3. The table in Part I of the Statement of Additional Information under the caption “Management & Advisory Arrangements – Additional Information About Portfolio Manager – Other Accounts and Ownership of Fund Securities – Large Capitalization Growth” is amended by adding reference to Brown Advisory as follows:

Large Capitalization Growth
Subadviser	Portfolio Managers	Registered Investment Companies/ Total Assets ($ millions)	Other Pooled Investment Vehicles/ Total Assets ($ millions)	Other Accounts / Total Assets ($ millions)	Ownership of Fund Securities
Brown Advisory, LLC**	Kenneth M Stuzin, CFA	6/$3,963	7/$1,528	182/$3,982	None

 **Account data as of August 31, 2012.

2

 4. The section of Part I of the Statement of Additional Information captioned “Management & Advisory Arrangements – Additional Information About the Portfolio Managers – Compensation and Conflicts of Interest” is amended by adding the reference to Brown Advisory as follows:

Brown Advisory, LLC

Compensation. Brown Advisory compensates its portfolio managers with a compensation package that includes a base salary and variable incentive bonus. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the business. Portfolio managers who are members of the Brown Advisory’s management team may maintain a significant equity interest in the Brown Advisory enterprise. When evaluating a portfolio manager’s performance, Brown Advisory compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1, 3, and 5 year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1, 3, and 5-year periods.

Conflicts of Interest. Brown Advisory may manage accounts in addition to the Portfolio, including proprietary accounts, employee accounts, separate accounts, private funds, long-short funds and other pooled investment vehicles. Such accounts may have different fee arrangements than the Portfolio, including performance-based fees. Management of such accounts may create conflicts of interest including but not limited to the bunching and allocation of transactions and allocation of investment opportunities. Brown Advisory may give advice and take action with respect to any of its other clients which may differ from advice given, or the timing or nature of action taken, with respect to the Portfolio, however Brown Advisory seeks as a matter of policy, to achieve best execution and to the extent practical, to allocate investment opportunities over a period of time on a fair and equitable basis. Brown Advisory has adopted a Code of Ethics and other policies and procedures which we believe to be reasonably designed to ensure that clients are not harmed by potential or actual conflicts of interest; however, no policy or procedures can guarantee detection, avoidance or amelioration or every situation where a potential or actual conflict of interest may arise.

 5. “Appendix I: Proxy Voting Policies of the Subadvisers” in Part II of the Statement of Additional Information is amended by adding the references to Brown Advisory as follows:

Brown Advisory, LLC

Proxy Voting Policy

Brown Advisory shall vote proxies consistent with its Proxy Policy, a summary of which follows. Generally, the firm’s research analysts vote actively recommended issuers and obtain research from a proxy service for recommendations for voting proxies of all other issues. Clients may, at any time, opt to change voting authorization. Upon notice that a client has revoked the firm’s authority to vote proxies, the firm will forward such materials to the party identified by client.

Routine Matters

Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. However, the position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the client.

Election of Directors: Proxies shall be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions shall be supported because it is important for companies to be able to attract qualified candidates.

Appointment of Auditors: Management recommendations shall generally be supported.

3

 Changes in State of Incorporation or Capital Structure: Management recommendations about re-incorporation shall be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the client.

Non-Routine Matters

Corporate Restructurings, Mergers and Acquisitions: These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

Proposals Affecting Shareholder Rights: Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

Anti-takeover Issues: Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the firm.

Executive Compensation: Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

Social and Political Issues: These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

Conflicts of Interest

A “conflict of interest,” means any circumstance when the firm or one of its affiliates (including officers, directors and employees), or in the case where the firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted. The firm should vote proxies relating to such issuers in accordance with the following procedures:

Routine Matters Consistent with Policy: The firm may vote proxies for routine matters as required by this Policy.

Immaterial Conflicts: The firm may vote proxies for non-routine matters consistent with this Policy if it determines that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the firm’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.

Material Conflicts and Non-Routine Matters: If the firm believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by this Policy, the firm may abstain. The firm may also abstain from voting proxies in other circumstances, including, for example, if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.

LR432

4